Exhibit 99.1

FOR IMMEDIATE RELEASE

MARPAI, INC. REPORTS SECOND QUARTER 2022 RESULTS

New York, August 10, 2022—Marpai, Inc. (“Marpai” or the “Company”) (Nasdaq: MRAI), an AI-technology company transforming the $22 billion Third-Party Administrator (TPA) market supporting self-funded employer health plans, today reported financial results for the second quarter ended June 30, 2022.

The Company’s consolidated results of operations include the results of operations of Marpai and its wholly owned subsidiary, Marpai Health, Inc., for all periods presented, and the results of Marpai Administrators, LLC (formerly Continental Benefits, LLC) since its acquisition on April 1, 2021.

Financial Highlights

•	Net revenue of approximately $5.6 million for the three months ended June 30, 2022, compared to net revenue of approximately $6.2 million for the three months ended March 31, 2022, representing a sequential decrease of approximately $600,000, or 10.6%. This decline was caused by the first quarter decline in the number of our customers’ employees covered under our plans.

•	The number of our customers’ employees covered under the Company’s administered health plans was 21,074, 21,139 and 25,195 on June 30, 2022, March 31, 2022, and December 31, 2021, respectively.

•	Operating expenses (including cost of revenues) were approximately $12.2 million for the three months ended June 30, 2022, as compared to approximately $11.8 million for the three months ended March 31, 2022, and approximately $11.6 million for the three months ended December 31, 2021.

•	Operating expenses (including cost of revenues) excluding stock based compensation expenses were approximately $11.1 million for the three months ended June 30, 2022, approximately the same as in three months ended March 31, 2022, and approximately $11.4 million for the three months ended December 31, 2021.

•	Net loss was approximately $6.7 million for the three months ended June 30, 2022, compared to net loss of approximately $5.5 million for the three months ended March 31, 2022, and a net loss of approximately $5.7 million for the three months ended December 31, 2021.

•	Adjusted negative EBITDA was approximately $4.7 million for the three months ended June 30, 2022 compared to negative $4.0 million for the three months ended March 31, 2022 and compared to negative EBITDA of approximately $4.7 million for the three months ended December 31, 2021. A reconciliation of GAAP to non-GAAP measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

“While the second quarter came in slightly higher than our guidance, our future organic growth sales related activity continues to be highly focused on January 1, 2023, when the large majority of the annual sales occur,” said Edmundo Gonzalez, Chief Executive Officer of Marpai. “In addition to our robust sales activities over the next few months, we will be working hard on completing the Maestro Health acquisition and starting to integrate the two companies. These are very exciting times for Marpai and I believe that we are now very well positioned to fullfil our strategic goal of becoming the TPA of the future.”

Financial Guidance

Due to the Maestro Health acquisition, which is expected to close before the end of the quarter and therefore will impact the operating results of the third quarter of 2022, we are not providing financial guidance at this time.

Webcast and Conference Call Information

Marpai will host a conference call and webcast tomorrow, on August 11, 2022 at 8:30 a.m. ET to answer questions about the Company's operational and financial highlights for its first quarter of 2022 as well as on the previously announced acquisition of Marpai Health.

Investors interested in listening to the conference call may do so by dialing (866)-652-5200 for domestic callers or +1-412-317-6060 for international callers, or by dialing 1-855-669-9657 for Canadian callers, or via webcast: https://app.webinar.net/0EJIBnd6mVz.

For interested individuals unable to join the conference call, a recording of the webcast will also be available on the Marpai, Inc. investor relations website: https://ir.marpaihealth.com.

About Marpai, Inc.

Marpai, Inc. (Nasdaq: MRAI) is a technology company bringing AI-powered health plan services  to employers that directly pay for employee health benefits. Primarily competing in the $22 billion TPA (Third Party Administrator) sector serving self-funded employer health plans representing over $1 trillion in annual claims, Marpai maximizes the value of the health plan as measured in health outcomes. Marpai takes a member-centric approach that uses AI and big data to connect members to health solutions predicted to have a high probability of positive outcomes, and aims to bring value-based care to the self-insured market. With effective early intervention, disease management, claims processing and proactive member outreach, Marpai works to deliver the healthiest member population for the health plan budget. Operating nationwide, Marpai offers access to provider networks including Aetna and Cigna and all TPA services. For more information, visit www.marpaihealth.com, the content of which is not incorporated by reference into this press release.

Forward-Looking Statement Disclaimer

This press release contains forward-looking statements, as that term is defined in the Private Litigation Reform Act of 1995, that involve significant risks and uncertainties, including statements regarding anticipated future results. Forward-looking statements can be identified through the use of words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," “guidance,” "may," "can," "could," "will," "potential," "should," "goal" and variations of these words or similar expressions. For example, the Company is using forward looking statements when it discusses the expected timing of the acquisition and integration of Maestro Health, that its future organic growth sales related activity continues to be highly focused on January 1, 2023, when the large majority of the annual sales occur, and the belief that it is now very well positioned to fullfil its strategic goal of becoming the TPA of the future. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect Marpai's current expectations and speak only as of the date of this release. Actual results may differ materially from Marpai's current expectations depending upon a number of factors. These factors include, among others, adverse changes in general economic and market conditions, competitive factors including but not limited to pricing pressures and new product introductions, uncertainty of customer acceptance of new product offerings and market changes, risks associated with managing the growth of the business. Except as required by law, Marpai does not undertake any responsibility to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

More detailed information about Marpai and the risk factors that may affect the realization of forward-looking statements is set forth in Marpai's filings with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov.

Media contact:
Jane Cavalier

Jane@brightmarkconsulting.com

203-858-3801

Investor Relations contact:
Simon Li

Simonli@marpaihealth.com

813-822-3950

###

Use of Non-GAAP Financial Measures and Their Limitations

In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this press release, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions.

Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes.

We believe that Adjusted EBITDA, together with a reconciliation to net loss, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include:

•	other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures;

•	although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements;

•	Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and

•	Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur.

Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

MARPAI, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

(UNAUDITED)

	30-Jun 2022	31-Dec 2021
ASSETS
Current assets:
Cash and cash equivalents	$9,085	$19,183
Restricted cash	6,106	6,751
Accounts receivable	27	209
Unbilled, receivable	-	15
Prepaid expenses and other current assets	504	743
Other current assets	27	91
Total current assets	15,749	26,992

Property and equipment, net	762	890
Capitalized software, net	5,777	6,305
Operating lease right-of-use assets	1,724	2,044
Goodwill	2,383	2,383
Intangible assets, net	5,121	5,508
Security deposits	52	52
Other long-term asset	28	28
Total assets	$31,596	$44,202

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$490	$1,126
Accrued expenses	2,321	2,525
Accrued fiduciary obligations	5,064	5,541
Deferred revenues	828	1,165
Current portion of operating lease obligations	829	784
Due to related party	3	4
Total current liabilities	9,535	11,145

Other long-term liabilities	45	45
Operating lease liabilities, net of current portion	945	1,302
Deferred tax liabilities	2,001	2,001
Total liabilities	12,526	14,493

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, $0.0001 par value, 227,791,050 shares authorized; 20,682,844 and 20,299,727 issued and outstanding at June 30, 2022 and December 31, 2021, respectively.	2	2
Additional paid-in-capital	52,748	51,232
Accumulated deficit	(33,680)	(21,526)
Total stockholders' equity	19,070	29,708
Total liabilities & stockholders' equity	$31,596	$44,201

MARPAI, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended June 30,
	2022	2021
Revenues	$5,557	$3,532

Costs and Expenses

Cost of revenue (exclusive of depreciation and amortization shown separately below)	4,152	2,721
General and Administrative	2,320	2,060
Sales and Marketing	2,217	1,123
Information Technology	1,190	731
Research and development	1,309	285
Depreciation and amortization	776	403
Facilities	196	180
Loss on Disposal of Asset	60	-
Total costs and expenses	12,220	7,503
Operating Loss	(6,663)	(3,971)
Other income (expenses)
Interest expense, net	(1)	(93)
Other income	(10)	48
Foreign exchange loss	9	(6)
Loss before provision for income taxes	(6,665)	(4,020)
Income tax benefit	-	150
Net loss	$(6,665)	$(3,872)

Net loss per share, basic & fully diluted	$(0.34)	$(0.38)

Weighted average number of common shares, basic and fully diluted	19,847,342	10,087,809

MARPAI, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(Unaudited)

	Six Months Ended June 30,
	2022	2021
Revenues	$11,775	$3,532

Costs and Expenses

Cost of revenue (exclusive of depreciation and amortization shown separately below)	8,698	2,721
General and Administrative	5,222	2,862
Sales and Marketing	3,776	1,444
Information Technology	2,324	731
Research and development	1,902	549
Depreciation and amortization	1,602	421
Facilities	393	180
Loss on Disposal of Asset	60	-
Total costs and expenses	23,977	8,908
Operating Loss	(12,202)	(5,376)
Other income (expenses)
Interest expense, net	(4)	(276)
Other income	39	54
Foreign exchange loss	13	(16)
Loss before provision for income taxes	(12,154)	(5,614)
Income tax benefit	-	150
Net loss	$(12,154)	$(5,464)

Net loss per share, basic & fully diluted	$(0.62)	$(0.84)

Weighted average number of common shares, basic and fully diluted	19,790,764	6,528,886

MARPAI, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities
Net loss	$(12,154)	$(5,464)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation and amortization	1,602	421
Share-based compensation	1,767	706
Loss on disposal of assets	60	-
Amortization of right-to-use asset	68	42
Amortization of debt discount	-	27
Non-cash interest	-	246
Marketing services performed in exchange for convertible note	-	75
Deferred Taxes	-	(150)
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivables	239	(13)
Prepaid expenses and other assets	197	(210)
Other receivables	64	71
Accounts payable	(636)	(583)
Accrued expenses	(454)	70
Accrued fiduciary obligations	(477)	1,125
Operating lease liabilities	(61)	(56)
Other liabilities	(337)	(1,183)
Net cash (used in) operating activities	(10,122)	(4,876)

Cash flows from investing activities:
Cash and restricted cash acquired as part of acquisition	-	11,384
Capitalization of software development costs	(608)	(972)
Purchase of property and equipment	(12)	(26)
Net cash (used in) provided by investing activities	(620)	10,386

Cash flows from financing activities
Proceeds from convertible notes	-	500
Proceeds from issuance of warrants	-	53
Net cash provided by financing activities	-	553

Net (decrease) increase in cash, cash equivalents and restricted cash	(10,742)	6,063
Cash, cash equivalents and restricted cash at beginning of the period	25,934	1,818
Cash, cash equivalents and restricted cash at end of period	$15,192	$7,881

Reconciliation of cash, cash equivalents and restricted cash reported in the condensed consolidated balance sheet

Cash and cash equivalents	$9,085	$2,339
Restricted cash	6,106	5,542
Total cash, cash equivalents and restricted cash as shown in the condensed consolidated balance sheet	$15,191	$7,881

MARPAI, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30,
	2022	2021
Net loss	$(6,664)	$(3,872)
Interest expense and foreign exchange loss, net	1	51
Income tax benefit	-	(150)
Loss on disposal of asset	60	-
Depreciation and amortization expense	776	403
Stock based compensation expense	1,101	475

Adjusted EBITDA	$(4,726)	$(3,093)

	Six Months Ended June 30,
	2022	2021
Net loss	$(12,154)	$(5,464)
Interest expense and foreign exchange loss, net	(48)	238
Income tax benefit	-	(150)
Loss on disposal of asset	60	-
Depreciation and amortization expense	1,602	421
Stock based compensation expense	1,767	706

Adjusted EBITDA	$(8,773)	$(4,249)